UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 24, 2015

DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Bethesda Metro Center, Suite 1500
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)
(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
ITEM 2.02. Results of Operations and Financial Condition.
On February 24, 2015, DiamondRock Hospitality Company (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2014. A copy of that press release is furnished as Exhibit 99.1 and is incorporated by reference herein.
ITEM 7.01. Regulation FD Disclosure.
On February 24, 2015, the Company issued a press release announcing its acquisition of the 157-room Shorebreak Hotel, located in Huntington Beach, California. A copy of that press release is furnished as Exhibit 99.2 to this report. The press release has also been posted in the investor relations/presentations section of the Company's website at www.drhc.com.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included with this report:

Exhibit No.	Description

99.1	Earnings press release dated February 24, 2015.
99.2	Shorebreak Hotel press release dated February 24, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: February 24, 2015	By:	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary